UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2023

Oscar Health, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40154	46-1315570
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Varick Street, 5th Floor

New York, New York 10013

(Address of Principal Executive Offices) (Zip Code)

(646) 403-3677

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	OSCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 8, 2023, Oscar Health, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 13, 2023 (the “Record Date”), there were 183,191,949 shares of Class A common stock outstanding, each share being entitled to one vote, and 35,115,807 shares of Class B common stock outstanding, each share of Class B common stock being entitled to 20 votes (the Class A common stock and Class B common stock, collectively, the “Common Stock”). Accordingly, as of the Record Date, there were 183,191,949 Class A common stock votes and 702,316,140 Class B common stock votes, respectively, available to be cast, for a total of 885,508,089 votes available to be cast. At the Annual Meeting, the holders of 785,691,745 votes of the Common Stock were represented in person or by proxy, constituting a quorum. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2023.

Item 1 - Election of ten directors to hold office until the Annual Meeting of Stockholders to be held in 2024 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
Mark T. Bertolini	753,365,522	334,495	31,991,728
Jeffery H. Boyd	741,028,962	12,671,055	31,991,728
William Gassen III	753,175,629	524,388	31,991,728
Joshua Kushner	724,585,176	29,114,841	31,991,728
Laura Lang	753,516,957	183,060	31,991,728
David Plouffe	740,975,413	12,724,604	31,991,728
Elbert O. Robinson, Jr.	752,939,660	760,357	31,991,728
Siddhartha Sankaran	750,099,500	3,600,517	31,991,728
Mario Schlosser	750,505,016	3,195,001	31,991,728
Vanessa A. Wittman	752,949,739	750,278	31,991,728

Item 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
784,934,535	691,172	66,038	0

Item 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
752,930,211	667,799	102,007	31,991,728

Based on the foregoing votes, the ten director nominees were elected, and Items 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oscar Health, Inc.

Date: June 13, 2023	By:	/s/ Ranmali Bopitiya
Ranmali Bopitiya
Chief Legal Officer